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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                FORM 8-K/A NO. 1
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 1, 1995
                Date of Report (Date of earliest event reported)

                                    CBS INC.
             (Exact name of registrant as specified in its charter)

           New York                    1-2931               13-0590730
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)

               51 West 52nd Street                             10019
               New York, NY                                 (Zip code)
    (Address of principal executive offices)

Registrant's Telephone Number, including area code:  (212) 975-4321

                                 Not applicable
          (Former name or former address, if charged since last report)


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT
                         FILED PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                    CBS INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 AMENDMENT NO. 1

         The undersigned registrant hereby amends its Current Report on Form 8-K, dated August 1, 1995, as follows.

1. The third paragraph of Item 5 "Other Events" is amended by deleting such paragraph in its entirety and substituting for such deleted paragraph the following new paragraph:

         "The Company, the individual members of its Board of directors and, in certain instances, Westinghouse and its Chairman and Chief Executive Officer, Michael H. Jordan, have been named as defendants in the following eight lawsuits filed in the Supreme Court of the State of New York, New York County: Carol
B. Miller IRA Account v. CBS (date filed: July 18, 1995); Roger B. Minkoff v. CBS (July 28, 1995); Moise Katz v. CBS (August 1, 1995); Max Grill v.
CBS (August 1, 1995); William Stevens v. CBS (August 1, 1995); John
Stack v. CBS (August 2, 1995); Kenneth Steiner v. CBS (August 2, 1995); and Ron Stern v. CBS (August 3, 1995). In these proceedings, the plaintiffs, on behalf of themselves and other shareholders of the Company, primarily assert that (i) the individual members of the Company's Board of Directors have failed to act in such a manner so as to maximize shareholder value, including by failing to properly consider and solicit other bids for the Company, and have acted according to their own personal interests, instead of consistent with the fiduciary obligations they owe to the Company's shareholders, and (ii) the Merger does not provide sufficient value to the Company and its shareholders, especially in light of the Company's current financial condition and prospects for future growth and the trading prices for the Company's Common Stock immediately prior to announcement of the Merger. Certain of the plaintiffs also allege that Westinghouse and Mr. Jordan aided and abetted the foregoing alleged failures and breaches of the Company's directors. The plaintiffs seek primarily to enjoin the Merger and that the Company conduct an auction to maximize shareholder value, as well as an order imposing a "voting trust" on the shares controlled by the directors,

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unquantified damages and other equitable relief (including certain declaratory relief and that the Company disclose certain information before completing any change of control transaction). The Company has consulted with counsel and believes that each of these lawsuits is without merit and, accordingly, will have no adverse affect on the Company or the Merger."

Accordingly, the text of Item 5 "Other Events" is restated in its entirety to read as follows:

         "On August 1, 1995, CBS Inc., a New York corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Westinghouse Electric Corporation, a Pennsylvania corporation ("Westinghouse"), and Group W Acquisition Corp., a New York corporation ("Sub"), pursuant to which Sub will merge with and into the Company (the "Merger"). As a result of the Merger, the outstanding shares of the Company's common stock, par value $2.50 per share ("Company Common Stock"), will be converted into the right to receive $81 per share, in cash, plus an additional amount equal to 6% per annum of such purchase price beginning on August 31, 1995, less any dividends declared and paid by CBS for the period after August 1, 1995. The Merger is conditioned upon, among other things, approval by holders of a majority of the Company Common Stock and upon receipt of certain regulatory and governmental approvals. The Merger Agreement is attached as Exhibit 2 hereto and its terms are incorporated herein by reference."

         "A copy of the Press Release, dated August 1, 1995, issued by the Company and Westinghouse relating to the Merger Agreement, is attached as
Exhibit 99 hereto and is incorporated herein by reference."

         "The Company, the individual members of its Board of directors and, in certain instances, Westinghouse and its Chairman and Chief Executive Officer, Michael H. Jordan, have been named as defendants in the following eight lawsuits filed in the Supreme Court of the State of New York, New York County: Carol
B. Miller IRA Account v. CBS (date filed: July 18, 1995); Roger B. Minkoff v. CBS (July 28, 1995); Moise Katz v. CBS (August 1, 1995); Max Grill v.
CBS (August 1, 1995); William Stevens v. CBS (August 1, 1995); John
Stack v. CBS (August 2, 1995); Kenneth Steiner v. CBS (August 2, 1995); and Ron Stern v. CBS (August 3, 1995). In these proceedings, the plaintiffs, on behalf of themselves and other shareholders of the Company, primarily assert that (i) the individual members of the Company's Board of Directors have failed to act in such a manner so as to maximize shareholder value, including by failing to properly consider and solicit other bids for the Company, and have acted according to their own personal interests, instead of consistent with the fiduciary obligations they owe to the Company's shareholders, and

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(ii) the Merger does not provide sufficient value to the Company and its shareholders, especially in light of the Company's current financial condition and prospects for future growth and the trading prices for the Company's Common Stock immediately prior to announcement of the Merger. Certain of the plaintiffs also allege that Westinghouse and Mr. Jordan aided and abetted the foregoing alleged failures and breaches of the Company's directors. The plaintiffs seek primarily to enjoin the Merger and that the Company conduct an auction to maximize shareholder value, as well as an order imposing a "voting trust" on the shares controlled by the directors, unquantified damages and other equitable relief (including certain declaratory relief and that the Company disclose certain information before completing any change of control transaction). The Company has consulted with counsel and believes that each of these lawsuits is without merit and, accordingly, will have no adverse affect on the Company or the Merger."

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       CBS INC.
                                    --------------------------------------------
                                                      (Registrant)

Dated: October 12, 1995             By /s/ Peter W. Keegan
                                    --------------------------------------------
                                    Executive Vice President and
                                       Chief Financial Officer




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